Debt Securities Held for which Other-Than-Temporary Impairment Loss has been Recognized in Current Period or Previously (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
OtherThanTemporary Impairment Non Credit Losses Recognized In Earnings [Line Items]
Fair Value	$ 38.3	$ 51.5
Amortized Cost Basis	42.8	59.0
Noncredit-related Losses Recognized in OCI	(4.5)	(7.5)
Tax Effect	1.7	2.8
Amount Recognized in OCI	$ (2.8)	$ (4.7)